UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2012

PACIFIC SUNWEAR OF CALIFORNIA, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-21296	95-3759463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA		92806-2101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (714) 414-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of Pacific Sunwear of California, Inc. (the “Company”) was held on June 15, 2012. A total of 77,089,317 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 93% of the Company’s shares entitled to vote at the Annual Meeting as of April 27, 2012, the record date for the Annual Meeting. Of such shares, 63,615,780 shares were issued and outstanding shares of common stock, and 13,473,537 shares were underlying the Series B Convertible Preferred Stock (the “Series B Preferred”) and were voted by the holders of the Series B Preferred on an as-converted basis. The following matters were acted upon:

1. Election of Directors (Proposal 1)

At the Annual Meeting, George R. Mrkonic and Michael Goldstein were elected by all shareholders as Class III Directors of the Company for a three-year term ending in 2015; Panayotis Constantinou was elected by all shareholders as a Class II director of the Company for a one-year term ending in 2013; Joshua Olshansky was elected by the holders of the Series B Preferred as a Class I director for a two-year term ending in 2014; and T. Neale Attenborough was elected by the holders of the Series B Preferred as a Class III director for a three-year term ending in 2015.

Voting results from the Annual Meeting for the election of Directors are set forth below:

DIRECTORS ELECTED BY ALL SHAREHOLDERS	DIRECTOR CLASS	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
George Mrkonic	III	65,858,281	1,158,545	203,454	9,869,037
Michael Goldstein	III	66,530,012	480,648	209,620	9,869,037
Panayotis Constantinou	II	66,544,439	475,426	200,415	9,869,037

DIRECTORS ELECTED BY THE SERIES B PREFERRED	DIRECTOR CLASS	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
T. Neale Attenborough	III	13,473,537	0	0	0
Joshua Olshansky	I	13,473,537	0	0	0

2. Appointment of Independent Registered Public Accounting Firm (Proposal 2)

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2013.

Voting results from the Annual Meeting for Proposal 2 are set forth below:

PROPOSAL 2	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Total shares voted	76,672,544	385,700	31,073	0

3. Shareholder Protection Rights Plan (Proposal 3)

The shareholders did not ratify the Shareholder Protection Rights Plan. Proposal 3 was an advisory (non-binding) vote by the shareholders.

Voting results from the Annual Meeting for Proposal 3 are set forth below:

PROPOSAL 3	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Total shares voted	32,560,359	34,625,762	34,159	9,869,037

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2012

PACIFIC SUNWEAR OF CALIFORNIA, INC.

/s/ CRAIG E. GOSSELIN
Craig E. Gosselin
Sr. Vice President, General Counsel and Human Resources